                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                         IRREVOCABLE DIRECT PAY LETTER
                                         OF CREDIT NO. RS1046067


ISSUING BANK:                            JULY 24, 1996

FLEET NATIONAL BANK
(A Member of Fleet Financial Group)
529 Main Street
Charlestown, MA 02129
                                         APPLICANT:

                                         AFC CABLE SYSTEMS, INC.
                                         50 Kennedy Plaza
                                         Providence, RI 02903

                                         BENEFICIARY:

                                         FLEET NATIONAL BANK, as Trustee
                                         111 Westminster Street
                                         Providence, RI  02903

                                         AMOUNT/CURRENCY:
                                         Up to U.S. $3,624,000
                                         Up to Three Million Six Hundred Twenty-
                                         Four Thousand and no/100 U.S. Dollars

                                         DATE AND PLACE OF EXPIRY:
                                         July 6, 2001 at the Issuing Bank

Ladies and Gentlemen:

          At the request and on the instructions of our customer, AFC CABLE SYSTEMS, INC., a Delaware corporation (the "Company"), FLEET NATIONAL BANK (the "Bank") hereby establishes this Irrevocable Direct Pay Letter of Credit in your favor as Trustee for the benefit of the holders of the Bonds (as defined below) under the Loan and Trust Agreement dated as of July 1, 1996 (the "Indenture") between you and the Massachusetts Industrial Finance Agency (the "Agency"), a body politic and corporate and a public instrumentality of The Commonwealth of Massachusetts, pursuant to which Three Million Five Hundred Seventy Thousand Dollars ($3,570,000.00) in aggregate principal amount of Industrial Revenue Bonds (AFC Cable Systems, Inc. Issue - Series 1996) are being issued by the Agency. All capitalized terms not defined herein have the meanings set forth in the Indenture.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]


                                  Irrevocable Direct Pay Letter of Credit
                                  No. RS1046067
                                  July 24, 1996
                                  Page 2 of 20

          Subject to all of the terms and conditions contained herein, the Bank irrevocably authorizes you to draw, available by your draft at sight, in the form of Annex 1 hereto, drawn upon the terms and conditions hereunder set forth
        -------
on the Bank under this Letter of Credit up to an aggregate amount not to exceed the Stated Amount (as such term is hereinafter defined and described) as adjusted and reinstated from time to time in accordance with the provisions hereof. However, in no event will the Bank's commitment under this Letter of Credit (a) exceed Three Million Five Hundred Seventy Thousand Dollars ($3,570,000.00) with respect to draws made for the payment of the unpaid principal amount of the Bonds or the portion of the Purchase Price (as such term is hereinafter defined) corresponding to the principal of the Bonds, and (b) with respect to draws made for payment of interest on the Bonds or the portion of the Purchase Price corresponding to interest on the Bonds, exceed the lesser of (i) forty-six (46) days interest (computed on the basis of a 365-day year) at a maximum rate of twelve percent (12%) per annum, or (ii) the sum of Fifty-Four Thousand Dollars ($54,000.00).

          As used herein:

          (a) "A-Drawing" means a draw made by you under this Letter of Credit with respect to the portion of the Purchase Price (as such term is defined below) which corresponds to the principal amount of the Bonds delivered or deemed delivered to the Trustee pursuant to Sections 301(d)(iii) or 301(d)(iv) of the Indenture.

          (b) "B-Drawing" means a draw made by you under this Letter of Credit with respect to a payment of principal on the Bonds.

          (c) "C-Drawing" means a draw made by you under this Letter of Credit with respect to (i) the payment of interest on the Bonds, or (ii) the payment of that portion of the Purchase Price which corresponds to the interest amount due on Bonds delivered or deemed delivered to the Trustee pursuant to Sections 301(d)(iii) or 301(d)(iv) of the Indenture.

          (d) "Authorized Officer" means any of your officers or representatives holding the title of Vice President, Assistant Vice President, Corporate Trust Officer or Trust Officer.

          (e) "Borrower Bonds" means any Bonds registered to the Company pursuant to Subsection 312(a) of the Indenture.

          (f) "Business Day" means a day (a) that is not a Sunday or legal holiday, (b) that is a day on which banks are not required or authorized to close in New York, New

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]


                                     Irrevocable Direct Pay Letter of Credit
                                     No. RS1046067
                                     July 24, 1996
                                     Page 3 of 20

York, (c) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed, and (d) that is a day on which the New York Stock Exchange is not closed.

          (g) "Interest Component" means a portion of the Stated Amount available under this Letter of Credit equal to the interest on the Bonds or the portion of the Purchase Price corresponding to interest on the Bonds, reduced from time to time in accordance with the terms of the Letter of Credit, but in no event will the Interest Component exceed forty-six (46) days interest at a maximum rate of twelve percent (12%) per annum.

          (h) "Pledge Agreement" means the Pledge and Security Agreement dated as of July 1, 1996 made by the Company to the Bank, and any amendments and supplements thereto.

          (i) "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be held in pledge by the Bank or its designee pursuant to the Pledge Agreement.

          (j) "Principal Component" means a portion of the Stated Amount available under this Letter of Credit equal to the unpaid principal balance of the Bonds, or the portion of the Purchase Price corresponding to the principal of the Bonds, reduced from time to time in accordance with the provisions of this Letter of Credit, but in no event will the Principal Component exceed $3,570,000.00.

          (k) "Purchase Price" means an amount equal to 100% of the principal amount of, plus unpaid interest on, any Bond purchased or deemed purchased in accordance with Sections 301(d)(iii) or 301(d)(iv) of the Indenture.

          (l) "Reimbursement Agreement" means the Reimbursement Agreement dated as of July 1, 1996 between the Company and the Bank, and any amendments and supplements thereto.

          (m) "Stated Amount" means the amount available for draws under this Letter of Credit which will vary from time to time in accordance with the provisions of this Letter of Credit, but in no event will the Stated Amount exceed $3,624,000.00.

          (n) "UCP" means the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]


                                      Irrevocable Direct Pay Letter of Credit
                                      No. RS1046067
                                      July 24, 1996
                                      Page 4 of 20

          Subject to the other terms and conditions hereof, funds under the Bank's commitment under this Letter of Credit are available to you upon receipt by the Bank, by delivery in person, registered mail, certified mail, return receipt requested, electronic teletransmission (including facsimile transmission to (617) 241-1993 or (617) 241-1811 or tested telex to 210 721 Fleet National Bank B 2 (with hard copy of any transmissions to follow by overnight courier) or overnight courier at the offices of Fleet National Bank, c/o Fleet Services Corporation, 529 Main Street, Charlestown, MA 02129, Attn: Trade Services Operations MA ML SFTINT-S, Manager, Letter of Credit Section, of a request in respect of a drawing under the Bank's commitment, appropriately completed in the form of Annex 1 attached hereto, together with:
        -------

          (a) If the drawing is an A-Drawing, a written certificate in the form of Certificate A attached hereto appropriately completed and signed by an
   -------------
Authorized Officer; or

          (b) If the drawing is a B-Drawing, a written certificate in the form of Certificate B attached hereto appropriately completed and signed by an
   -------------
Authorized Officer; or

          (c) If the drawing is a C-Drawing, a written certificate in the form of Certificate C attached hereto appropriately completed and signed by an
   -------------
Authorized Officer.

          The Bank hereby agrees with you that request for payment hereunder presented in compliance with the terms of this Letter of Credit will be duly honored by the Bank from funds of the Bank and not from funds received from the Company, and that if such request is so presented to the Bank as contemplated above by 11:00 a.m. Boston, Massachusetts time, payment will be made by 4:00 p.m. Boston, Massachusetts time of that same day if such request is presented on a Business Day, or by 4:00 p.m. Boston, Massachusetts time of the immediately following Business Day if such request is presented on any day other than a Business Day. Payments by the Bank will be made to you in immediately available funds by check or wire transfer as you may direct in your request. All payments under this Letter of Credit will be made with our own funds.

          If a request for payment made by you hereunder does not, in any way, conform to the terms and conditions of this Letter of Credit, then the Bank shall give prompt notice that the request was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Bank is holding any documents or returning the same to you as the Bank may elect. Upon being notified that the purported negotiation was not effected in accordance with the Letter of Credit, you may attempt to correct any such nonconforming request for payment, if, and to the extent that, you are entitled and able to do so.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]


                                     Irrevocable Direct Pay Letter of Credit
                                     No. RS1046067
                                     July 24, 1996
                                     Page 5 of 20



          Drawings hereunder for payment of principal, interest or Purchase Price may only be made from the sums available for such purposes. Any requests for payment hereunder honored by the Bank shall not, in the aggregate, exceed the respective portions of the Stated Amount, as adjusted and reinstated in accordance with the provision below.

Adjustment to Stated Amount.
---------------------------

          (a) Subject only to reinstatement provided for in paragraph (b) below, each drawing honored by the Bank hereunder shall pro tanto reduce the Stated
                                                 --- -----
Amount in the following manner: each A-Drawing and each B-Drawing honored by the Bank hereunder will reduce the Principal Component of the Stated Amount and each C-Drawing will reduce the Interest Component of the Stated Amount.

          (b) With respect to any A-Drawing, the Principal Component shall be reinstated upon receipt of, and to the extent specified in paragraph (E) of, your certificate in the form of Annex 2 hereto, delivered to Fleet National
                                -------
Bank, c/o Fleet Services Corporation, 529 Main Street, Charlestown, Massachusetts 02129, Attn: Trade Services Operations, MA ML SFTINT-S, Manager, Letter of Credit Section. With respect to a C-Drawing certified by you to have been made in respect of interest payable on an Interest Payment Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased pursuant to Sections 301(d)(iii) or 301(d)(iv) of the Indenture, if you shall not have received, within ten (10) calendar days after any such payment in respect to a C-Drawing, notice from the Bank to the effect that an Event of Default under the Reimbursement Agreement has occurred and is continuing, and the Letter of Credit will not be reinstated as of the date hereof, then the Interest Component shall be reinstated automatically, as of the close of business on such 10th calendar day, to the amount stated in paragraph (H)(i) of the Certificate C submitted in
                                                     -------------
connection with such C-Drawing.

          Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such sight draft, and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or who makes to you a demand for payment of principal of or interest on any Bonds. By paying to you an amount demanded in accordance herewith, the Bank makes no representation as to the correctness of the amount demanded.

          This Letter of Credit applies only to the payment of principal, the portion of Purchase Price of the Bonds corresponding to principal, and up to 46 days' interest (computed as aforesaid) due

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                      Irrevocable Direct Pay Letter of Credit
                                      No. RS1046067
                                      July 24, 1996
                                      Page 6 of 20


on the Bonds, on or prior to the termination or expiration of this Letter of Credit, and does not apply to any principal which may be payable with respect thereto after such date.

          Notwithstanding any other provision herein, the Bank's commitment under this Letter of Credit shall terminate in full at, and any draft to be drawn hereinafter must be drawn and presented before, the close of business of the Bank on July 6, 2001. This Letter of Credit shall automatically terminate prior to the expiry dates specified above upon the earliest of (a) the close of business of the Bank on the fifteenth Business Day following the date Notice of Default in the form attached hereto as Annex 4 is received by you from the Bank
                                       -------
notifying you of the occurrence of an Event of Default under the Reimbursement Agreement; (b) the honoring by the Bank of the final drawing available to be made hereunder; (c) receipt by the Bank of a certificate signed by an Authorized Officer stating:

          "(i) The conditions precedent for the acceptance of a substitute Credit Facility have been satisfied, (ii) the Trustee has accepted the substitute Credit Facility, and (iii) on the effective date of the substitute Credit Facility, and after receipt by FLEET NATIONAL BANK of this certificate, FLEET NATIONAL BANK Irrevocable Direct Pay Letter of Credit No. RS1046067 shall terminate;"

or (d) receipt by the Bank of a certificate signed by an Authorized Officer stating that no Bonds remain Outstanding. This Letter of Credit shall be promptly surrendered by you to the Bank upon its expiration or termination as specified above.

          Except as herein specifically otherwise provided, this Letter of Credit shall be subject to the UCP. This Letter of Credit shall be deemed to be issued under the laws of The Commonwealth of Massachusetts and shall, as to matters not governed by the UCP, be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of said state.

          This Letter of Credit may be transferred in whole but not in part one or more times to another party within the United States who has succeeded you as Trustee under the Indenture by completing the transfer form attached hereto as Annex 3 and sending it to Fleet National Bank, c/o Fleet Services Corporation,
-------
529 Main Street, Charlestown, MA 02129, Attn: Trade Services Operations MA ML SFTINT-S, Manager, Letter of Credit Section. The original of this Letter of Credit and any amendments thereto must accompany the request in order that the transfer when effected may be endorsed thereon. The Bank's transfer fee of $100 (to be paid by the Company) must also accompany your request to the Bank. To the extent that the UCP is inconsistent with the transfer provisions contained in this paragraph, the UCP shall not apply thereto.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                    Irrevocable Direct Pay Letter of Credit
                                    No. RS1046067
                                    July 24, 1996
                                    Page 7 of 20

          Except as otherwise provided herein, all notices and other communications provided for herein shall be by express courier, electronic teletransmission (including facsimile transmission), certified mail or delivery in person to an officer of the intended recipient at the address specified below its name on the signature page or first page hereof. All notices and other communications shall be deemed to have been duly given when received.

          This Letter of Credit sets forth in full the undertaking of the Bank, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds).

                         FLEET NATIONAL BANK



                         By:/s/ SIGNATURE APPEARS HERE
                            ---------------------------
                              Authorized Signature


                          By:/s/ SIGNATURE APPEARS HERE
                            ---------------------------
                              Authorized Signature



                                 CERTIFICATE A
                          CERTIFICATE FOR "A-DRAWING"

                                                     DATE:
                                                          -----------------

Fleet National Bank
529 Main Street
Charlestown, MA 02129
Attn: Trade Services Operations
    Manager, Letter of Credit Section
    Mail Code: MA ML SFTINT-S

            Re: Irrevocable Direct Pay Letter of Credit No. RS1046067

          The undersigned, a duly Authorized Officer of __________________ (the "Trustee"), hereby certifies to FLEET NATIONAL BANK (the "Bank") that:

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                       Irrevocable Direct Pay Letter of Credit
                                       No. RS1046067
                                       July 24, 1996
                                       Page 8 of 20



          (A) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

          (B) The Trustee is making a drawing under the above referenced Letter of Credit in the amount of $____________________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to [Section 301(d)(iii) or Section 301(d)(iv) of the Indenture]. (Cross out any inapplicable portion).

          (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above referenced Letter of Credit in respect of the portion of the Purchase Price of Bonds corresponding to the principal amount thereof.

          (D) The amount demanded hereby does not include any amount in respect of the purchase of any existing Borrower Bonds or Pledged Bonds.

          (E) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the purchase of the Bonds pursuant to the Indenture, (2) no portion of said amount shall be applied by the undersigned for any other purpose, and (3) no portion of said amount shall be commingled with other funds held by the undersigned, other than other moneys held in the Credit Facility Fund established by the Indenture.

          (F) Pursuant to Section 312 of the Indenture, Bonds in the aggregate principal amount of $______________ have actually been delivered to the undersigned or have been deemed delivered to the undersigned.

          (G) The Bonds referred to in Paragraph F above have been pledged to the Bank pursuant to the terms of the Pledge Agreement and, if said Bonds have not been delivered to the Bank, the Trustee or the Remarketing Agent (as that term is defined in the Indenture) holds said Bonds as agent for the Bank.

          As used herein, the terms "Indenture", "Bonds", "Borrower Bonds", "Pledged Bonds", "Purchase Price" and "Pledge Agreement" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of _____ day of _________________.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                       Irrevocable Direct Pay Letter of Credit
                                       No. RS1046067
                                       July 24, 1996
                                       Page 9 of 20




                         -------------------------------------
                         as Trustee


                         By:
                            ----------------------------------

                              Title:
                                    --------------------------




cc:  AFC Cable Systems, Inc.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                       Irrevocable Direct Pay Letter of Credit
                                       No. RS1046067
                                       July 24, 1996
                                       Page 10 of 20



                                 CERTIFICATE B
                          CERTIFICATE FOR "B-DRAWING"

                                                        DATE:_________________



Fleet National Bank
529 Main Street
Charlestown, MA 02129
Attn: Trade Services Operations
      Manager, Letter of Credit Section
      Mail Code: MA ML SFTINT-S

          Re:  Irrevocable Direct Pay Letter of Credit No. RS1046067

          The undersigned, a duly Authorized Officer of __________________ (the "Trustee"), hereby certifies to FLEET NATIONAL BANK (the "Bank") that:

          (A) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

          (B) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $_______________ with respect to the payment of the principal of the Bonds, which amount has become due and payable pursuant to the Indenture, upon [maturity, redemption or acceleration] of the Bonds. (Cross out any inapplicable portion).

          (C) The amount demanded hereby does not include any amount in respect of the principal amount of any Pledged Bonds or any Borrower Bonds.

          (D) The amount demanded hereby together with the aggregate of all prior payments made pursuant to B-Drawings under the above-referenced Letter of Credit, does not exceed $__________________.

          (E) The amount demanded hereby does not exceed the portion of the Stated Amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect to the principal of the Bonds.

          (F) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                       Irrevocable Direct Pay Letter of Credit
                                       No. RS1046067
                                       July 24, 1996
                                       Page 11 of 20


on account of the Bonds pursuant to the Indenture, (2) no portion of said amount shall be applied by the undersigned for any other purpose, and (3) no portion of said amount shall be commingled with other funds held by the undersigned, other than other moneys held in the Credit Facility Fund established by the Indenture.

          (G) The amount demanded hereby when applied to payment of the principal owing on the Bonds [will not constitute the final payment of the principal on the Bonds] [will constitute the final payment of principal on the Bonds]. (Cross out the inapplicable portion).

          As used herein, the terms "Indenture", "Bonds", "Borrower Bonds", "B-Drawing", "Pledged Bonds", "Reimbursement Agreement" and "Stated Amount" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of ___________ day of _________________________.



                         --------------------------------------
                         as Trustee


                         By:
                            ------------------------------------

                              Title:
                                    ----------------------------

cc:  AFC Cable Systems, Inc.

                     [LETTERHEAD: FLEET BANK APPEARS HERE]

                                        Irrevocable Direct Pay Letter of Credit
                                        No. RS1046067
                                        July 24, 1996
                                        Page 12 of 20



                                 CERTIFICATE C
                          CERTIFICATE FOR "C-DRAWING"

                                                DATE:
                                                     ----------------------


Fleet National Bank
529 Main Street
Charlestown, MA 02129
Attn: Trade Services Operations
      Manager, Letter of Credit Section
      Mail Code: MA, ML SFTINT-S

       Re:      Irrevocable Direct Pay Letter of Credit No. RS1046067

       The undersigned, a duly Authorized Officer of ___________________ (the "Trustee"), hereby certifies to FLEET NATIONAL BANK (The "Bank") that:

       (A) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

       (B) The Trustee is making a C-Drawing under the above referenced Letter of Credit in the amount of $___________________ with respect to the payment of [choose one]:

____ (i) the portion of the Purchase Price corresponding to the interest on Bonds which are to be purchased pursuant to Section 301(d)(iii) or Section 301(d)(iv) of the Indenture;

____ (ii)       interest on the Bonds, due and payable on an Interest Payment
                Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds; or

____ (iii)      interest on the Bonds, due and payable upon redemption of the
                Bonds pursuant to Section 310 of the Indenture, or upon acceleration of the Bonds under Section 602(a) of the Indenture.

       (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced letter of Credit in respect of interest on the Bonds.

       (D) The amount demanded hereby does not include any portion of the Stated Amount in respect of interest on any Borrower Bonds or Pledged Bonds.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                   Irrevocable Direct Pay Letter of Credit
                                   No. RS1046067
                                   July 24, 1996
                                   Page 13 of 20


        (E)     Upon receipt by the undersigned of the amount demanded hereby,
(1) the undersigned will apply the same directly to the payment when due of the [interest owing on account of the Bonds pursuant to the Indenture][portion of the Purchase Price of the Bonds pursuant to Section 301(d)(iii) or Section 301(d)(iv) of the Indenture corresponding to interest thereon] (Cross out any inapplicable portion), (2) no portion of said amount shall be applied by the undersigned for any other purpose, and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

        (F) In the case of a drawing being made to pay the portion of the Purchase Price of Bonds being purchased pursuant to Section 301(d)(iii) or
Section 301(d)(iv) of the Indenture corresponding to interest thereon, the Trustee shall release the proceeds of this drawing only to the extent it has received Bonds in an aggregate principal amount equal to the amount of proceeds of the A-Drawing accompanying this drawing and which are being released by the Trustee.

        (G) In the case of a drawing being made pursuant to any maturity, redemption, or acceleration of Bonds, the undersigned is making a simultaneous B-Drawing to pay the principal of all of the Bonds which are being redeemed, or the maturity of which has come due or been accelerated.

        (H)     The C-Drawing made hereunder has been made [choose one]:

____ (i) In respect of interest payable on an Interest Payment Date as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased to
                Section 301(d)(iii) or Section 301(d)(iv) of the Indenture, and the Interest Component of the Letter of Credit should be reinstated, subject to the conditions of the terms of the Letter of Credit, to $__________ being an amount equal to 46 days interest (computed at the rate of 12% per annum on the basis of a 365 day year, on the outstanding Principal Component of $__________.

____ (ii)       In respect to interest on the Bonds upon maturity, redemption, or acceleration, and accordingly, no reinstatement shall be made to the Interest Component or otherwise to the Stated Amount as a result of this C-Drawing.

        As used herein, the terms "Indenture", "Bonds", "Borrower Bonds", "Pledged Bonds", "Purchase Price", "A-Drawing", "B-Drawing", "C-Drawing", "Interest Component", "Principal Component" and "Stated Amount" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                   Irrevocable Direct Pay Letter of Credit
                                   No. RS1046067
                                   July 24, 1996
                                   Page 14 of 20


        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____________.



                                        ----------------------------------
                                        as Trustee


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------

cc:  AFC Cable Systems, Inc.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                  Irrevocable Direct Pay Letter of Credit
                                  No. Rs1046067
                                  July 24, 1996
                                  Page 15 of 20

                                    ANNEX 1
                                  SIGHT DRAFT

                                              Address:
                                              Date:
                                                      ----------------------
FOR VALUE RECEIVED
Pay at sight to:
U.S.
(U.S.  $__________________________)

Charge to account of FLEET NATIONAL BANK

Irrevocable Direct Pay Letter of Credit No. RS1046067, dated July 24, 1996 (the "Letter of Credit")

To:  Fleet National Bank
     529 Main Street
     Charlestown, MA 02129
     Attn: Trade Services Operations
                  Manager, Letter of Credit Section
             Mail Code: MA ML SFTINT-S

     The sum drawn does not exceed the Stated Amount, as reduced and reinstated through the date hereof, as provided in the Letter of Credit.


                              ---------------------------------
                              as Trustee

                              By:
                                 ------------------------------
                                     Authorized Officer

The signature below constitutes an endorsement of this Sight Draft:


                              ---------------------------------
                              as Trustee

                              By:
                                 ------------------------------
                                     Authorized Officer

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]


                                        Irrevocable Direct Pay Letter of Credit
                                        No. RS1046067
                                        July 24, 1996
                                        Page 16 of 20


                                    ANNEX 2

              CERTIFICATE FOR REINSTATEMENT OF PRINCIPAL COMPONENT


                                                       DATE:

Fleet National Bank
529 Main Street
Charlestown, MA 02129
Attn: Trade Services Operations
        Manager, Letter of Credit Section
        Mail Code: MA ML SFTINT-S

Re:  Irrevocable Direct Pay Letter of Credit No. RS1046067

Gentlemen:

          The undersigned, a duly Authorized Officer of ____________________________________________ (the "Trustee"), hereby certifies to FLEET NATIONAL BANK (the "Bank") that:

          (A) The Trustee is the Trustee under the Indenture for the holders of Bonds, and pursuant to Section 313 of the Indenture, is authorized to act as paying agent for the Bonds.

          (B) The Trustee previously made an A-Drawing on ________________________________________ [insert date] under the Letter of
Credit in the amount of $__________________________ and such amount has not been reinstated under the Principal Component of the Letter of Credit.

          (C) The undersigned has not received notice from Fleet National Bank (the "Bank") that an Event of Default has occurred under the Letter of Credit issued on July 24, 1996 and the Reimbursement Agreement dated as of July 1, 1996 (the "Reimbursement Agreement"), between AFC Cable Systems, Inc. (the "Account Party"), and the Bank.

          (D) The Trustee has either (i) received notice from the Bank that the Bank received a payment in reimbursement of all or part of such A-Drawing or
(ii) the Trustee has given irrevocable notice to the Bank, on or prior to 3:30 p.m. Boston, Massachusetts time on the date hereof, being a date on which the Trustee must give notice that Pledged Bonds (as defined in the Indenture) are being remarketed, that the Trustee (a) has received in cash a payment for the Pledged Bonds being remarketed, (b) is holding such cash payment for benefit of the Bank (c) will deposit such cash payment in an account the Bank maintains with the Trustee or deliver such cash payment to the Bank immediately by federal funds wire transfer.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                        Irrevocable Direct Pay Letter of Credit
                                        No. RS1046067
                                        July 24, 1996
                                        Page 17 of 20

          (E) By filing of this Certificate, you shall reinstate the Principal Component in an amount equal to $________________________, being (i) the amount of the cash payment received by the Bank in reimbursement of such A-Drawing or
(ii) the amount of the cash payment specified in the notice referred to in paragraph D hereof as being received from the purchase of the Pledged Bonds being remarketed, or the aggregate of any combination resulting from the operation of the foregoing clauses (i) and (ii), but in any case not in excess of the principal amount of Bonds outstanding at the time of such reinstatement.

          As used herein, the terms "Indenture", "Bonds", "Pledged Bonds" and "Principal Component" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

                                 IN WITNESS WHEREOF, the Trustee has executed
and delivered this Certificate as of the ___________ day of ____________________________, ______________.



                                 -------------------------------------
                                 as Trustee

                                 By:----------------------------------
                                 Title:-------------------------------

cc:  AFC Cable Systems, Inc.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                       Irrevocable Direct Pay Letter of Credit
                                       No. RS1046067
                                       July 24, 1996
                                       Page 18 of 20

                                    ANNEX 3
                                 TRANSFER FORM

                                                    DATE:



Fleet National Bank
529 Main Street
Charlestown, MA 02129
Attn: Trade Services Operations
    Manager, Letter of Credit Section
    Mail Code: MA ML SFTINT-S

      Re: Irrevocable Direct Pay Letter of Credit No. RS1046067

Gentlemen:

      For value received the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)
                                   (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. The transferee has succeeded the undersigned as Trustee under the Indenture of Trust (as defined in the Letter of Credit).

          By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                        Irrevocable Direct Pay Letter of Credit
                                        No. RS1046067
                                        July 24, 1996
                                        Page 19 of 20


          The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer.

                                 Very truly yours,


                                 ---------------------------------
                                 Signature of Beneficiary

          We certify that we have succeeded (Name of Beneficiary) as Trustee under the Indenture (as defined in the Letter of Credit).



                                 ----------------------------------
                                 Authorized Signature of Transferee
                                 Title:

                    [LETTERHEAD OF FLEET BANK APPEARS HERE]

                                        Irrevocable Direct Pay Letter of Credit
                                        No. RS1046067
                                        July 24, 1996
                                        Page 20 of 20

                                    ANNEX 4
                                 DEFAULT NOTICE

                                                         Date:

Registered Mail
Return Receipt Requested/Overnight Courier

                            ,as Trustee
----------------------------
[address]

Attention:

       Re: Irrevocable Direct Pay Letter of Credit No. RS1046067 Occurrence of
           Event of Default under the Reimbursement Agreement dated as of July 1, 1996, between AFC Cable Systems, Inc. and Fleet National Bank

Gentlemen:

          You are hereby notified that an Event of Default under Section ____ of the above referenced Reimbursement Agreement has occurred and is continuing [, and that the Letter of Credit will not be reinstated as of the date hereof]. (Cross out any inapplicable portion).

                                 FLEET NATIONAL BANK


                                 By:
                                    ----------------------------
                                 Title:
cc:  Fleet National Bank
     529 Main Street
     Charlestown, MA 02129
     Attn: Trade Services Operations
         Manager, Letter of Credit Section
         Mail Code: MA ML SFTINT-S

       AFC Cable Systems, Inc.